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UNITED STATES	Estimated average burden hours per response. . . . . . . . . . . . . . . . .19.3
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-08989

INDUSTRY LEADERS® FUND
(Exact name of registrant as specified in charter)

104 Summit Ave PO Box 80, Summit, New Jersey			07902-0080
(Address of principal executive offices)			(Zip code)

Gerald P. Sullivan 104 Summit Ave PO Box 80, Summit New Jersey 07902-0080
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(908) 273-5440

Date of fiscal year end:	June 30, 2008

Date of reporting period:	July 1, 2007 to June 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT TO SHAREHOLDERS.

ANNUAL REPORT
TO SHAREHOLDERS

JUNE 30, 2008

104 Summit Avenue	104 Summit Avenue
Summit, NJ 07902-0080	Summit, NJ 07902-0080

908-273-5440 ext. 11	866-280-1952 (Fund Transfer Agent)
www.claremont.net	www.ilfund.com

Dear Shareholder:	June 30, 2008

Financial Conditions During Fiscal Year

The dramatic decline of financial stocks compounded with the price of oil nearly doubling, caused the S&P 500 to post its first negative return in the last 5 fiscal year periods, ending June 30, 2008. The performance of bank and financial services stocks held by The Industry Leaders® Fund (“the Fund”) saw an average decline of 50% over the past 12 months. Losses in the “sub-prime” mortgage sector, compounded by losses in mortgage derivative securities produced a negative atmosphere that accentuated the apparent weakness in the US economy. While economists have predicted recession, the economy appears to be advancing at a positive, non-recessionary rate of growth.

During the past fiscal year, shares of the Industry Leaders® Fund Class D decreased in value by 14.42%, Class I by 14.50% and Class L by 14.24%. In that same period, the S&P 500 decreased by 13.12%. The Fund has historically held a higher percentage of financial stocks than the S&P 500 in accordance with the sector’s high credit rating and significant capital. Based on the continued strong fundamentals of the sector, we will remain invested in financials.

Historical Market Performance of the Fund

The past fiscal year saw three quarters of negative performance, during which the financial sector (banks, financial services and insurance) suffered a significant erosion of their balance sheets. Even with the recent downturn, the financial sector qualifies for inclusion in the portfolio because of the strong credit ratings and significant capital of the sector. The Fund has historically benefited from the patented Industry Leaders® Portfolio Strategy’s diversification and rebalancing, and the past performance has shown that depressed industries recover over time.

Outlook

Economists have debated about the US economy’s strength, and opinions differ as to whether the economy is currently in recession or experiencing slow growth. Two of the major factors economists are looking at is the current weakness in the financial sector, and the downturn in the real estate market. The financial sector is a strongly influenced by the real estate market. If real estate values continue to trend lower it will be difficult for the financial institutions to correct their positions in the near future and it may be hard for the economy to avoid a prolonged period of stagnant growth. However, if the real estate market stabilizes, the financial sector should show signs of improvement in the near future.

Investment Strategy

The Industry Leaders® Portfolio Strategy selects and allocates our portfolio.  The Portfolio Strategy’s process cannot remove the ups and downs of the market, but in our opinion, our investment strategy holds a higher quality portfolio than the S&P 500. The “Blue Chip” portfolio maintained by the Fund’s Portfolio Strategy prevents the Fund from investing in companies with “weak” balance sheets or weak credit ratings.  Even though the Portfolio Strategy is disciplined and well balanced, there is no guarantee that it will perform as well in the near future as it has in the past.

I thank you for the privilege of managing your large cap US equity investments.

Gerald P. Sullivan

President

The following 8 pages contain historical performance charts and tables.  The results from these performance tables are not audited by the Fund Auditor, but are provided by the Adviser as required by applicable law.

All the data on this page represent past performance on a pre-tax basis, which cannot be used to predict future returns that may be achieved by the Fund.  Note that both share price and return can fluctuate widely.  An investor’s shares, when redeemed, could be worth more or less than their original cost.  After tax returns are presented at the end of the report.

Cumulative Performance – Class D and Class I Shares

This graph and following table, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index® and the Lipper Large Core Equity Fund Index.  Results include the reinvestment of dividends and capital gains distributions.  Performance is historical and does not represent future results.  Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

	ILF	ILF	S&P	Lipper
Value of $10,000	Class D	Class I	500 Index	Large Core
Inception 3/17/99	10,000	10,000	10,000	10,000
June 30, 1999	10,770	10,770	10,547	10,422
December 31, 1999	10,401	10,419	11,360	11,296
June 30, 2000	10,289	10,368	11,311	11,510
December 31, 2000	10,308	10,366	10,326	10,464
June 30, 2001	10,026	10,104	9,635	9,648
December 31, 2001	9,781	9,864	9,099	9,121
June 30, 2002	9,098	9,179	7,903	7,994
December 31, 2002	8,281	8,370	7,089	7,184
June 30, 2003	9,067	9,172	7,922	7,913
December 31, 2003	10,584	10,721	9,121	8,966
June 30, 2004	10,873	11,028	9,435	9,167
December 31, 2004	11,717	11,875	10,113	9,709
June 30, 2005	11,672	11,840	10,031	9,612
December 31, 2005	12,309	12,490	10,610	10,264
June 30, 2006	12,849	13,032	10,897	10,487
December 31, 2006	14,581	14,783	12,285	11,639
June 30, 2007	15,443	15,665	13,140	12,492
December 31, 2007	15,675	15,909	12,960	12,410
June 30, 2008	13,216	13,394	11,416	11,070

Annual Investment Returns

	ILF	ILF	ILF	S&P	Lipper
	Class D	Class I	Class L	500 Index	Large Core
1999*	4.01%	4.19%	n/a	13.60%	12.96%
2000	-0.89%	-0.51%	n/a	-9.10%	-7.37%
2001	-5.11%	-4.84%	n/a	-11.88%	-12.83%
2002	-15.34%	-15.15%	-14.85%	-22.09%	-21.23%
2003	27.81%	28.10%	28.44%	28.67%	24.80%
2004	10.70%	10.76%	11.11%	10.87%	8.29%
2005	5.05%	5.18%	5.62%	4.91%	5.72%
2006	18.46%	18.36%	18.84%	15.79%	13.39%
2007	7.51%	7.62%	7.76%	5.49%	6.63%
2008**	-15.69%	-15.81%	-15.59%	-11.91%	-10.80%

* Inception 3/17/99

** Through 6/30/08

* Inception Class D and Class I:  3/17/1999 (Class L Inception 11/30/01) 2008 through 6/30/08

Cumulative Performance – Class L Share Inception Date 11/30/2001

	ILF	S&P	Lipper
Value of $10,000	Class L	500 Index	Large Core
November 30, 2001	10,000	10,000	10,000
December 31, 2001	10,245	10,088	10,113
June 30, 2002	9,550	8,761	8,864
December 31, 2002	8,724	7,859	7,966
June 30, 2003	9,574	8,783	8,775
December 31, 2003	11,204	10,112	9,942
June 30, 2004	11,540	10,460	10,165
December 31, 2004	12,449	11,211	10,766
June 30, 2005	12,437	11,121	10,658
December 31, 2005	13,148	11,762	11,381
June 30, 2006	13,743	12,080	11,628
December 31, 2006	15,625	13,620	12,905
June 30, 2007	16,572	14,567	13,851
December 31, 2007	16,838	14,368	13,761
June 30, 2008	14,213	12,656	12,275

Comparative Average Annual Return Performance

The Industry Leaders® Fund Class D, I and L (a) (b)

	ILF	ILF	ILF	S&P	Lipper
	Class D	Class I	Class L	500 Index	Large Core
1 Year	-14.42%	-14.50%	-14.24%	-13.12%	-11.38%
3 Year	4.23%	4.20%	4.55%	4.41%	4.82%
5 Year	7.83%	7.87%	8.22%	7.58%	6.94%
Since Inception*	3.04%	3.19%		1.44%	1.10%
Since Inception**			5.95%	3.95%	3.43%

* Inception date 3/17/1999 Class D & I

** Inception date 11/30/2001 Class L

1 year period 6/30/07 to 6/30/08

3 year period 6/30/05 to 6/30/08

5 year period 6/30/03 to 6/30/08

(a)	Past performance is not indicative of future performance.
(b)

All Classes of the Industry Leaders® Fund are net of all expenses, versus the gross market benchmark of the S&P 500 Index®. The Lipper Large Core Fund Index represents a basket of mutual funds and would represent performance that would be considered net of all expenses. The S&P 500 Index ® and the Lipper Large Core Fund Index are considered comparative benchmarks of the Fund. Investors are reminded that when trying to achieve benchmark returns, investment management fees and transaction costs will be incurred.

About the Fund’s Expenses

(Unaudited)

As a shareholder of the Industry Leaders® Fund, you incur ongoing costs, including management fees and administration fees.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Industry Leaders® Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the period from January 1, 2008 through June 30, 2008.

Actual Expenses

The table below provides information about actual account values and actual expenses.  You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Industry Leaders® Fund actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. The Industry Leaders® Fund does not currently have sales charges (loads), redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were incurred, your costs would have been higher.

Six Months Ended June 30, 2008

Industry Leaders® Fund	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses Paid During Period*	Annualized Expense Ratio	Total Return
Based on Actual Fund Return (semiannual return – not annualized)
Class D	$1,000.00	$876.42	$3.84	0.83%	-15.69%
Class I	1,000.00	841.93	3.83	0.83%	-15.81%
Class L	1,000.00	844.12	2.68	0.58%	-15.59%
Based on Hypothetical 5% Yearly Return (annualized return)
Class D	$1,000.00	$1,020.92	$4.16	0.83%	5.00	%**
Class I	1,000.00	1,020.92	4.16	0.83%	5.00	%**
Class L	1,000.00	1,022.18	2.91	0.58%	5.00	%**

* The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.83% for Class D & I Shares and 0.58% for Class L. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

** The 5.00% annualized rate of return is gross of fees.

Fund Portfolio Holdings- Broken down by Economic Sector

(Unaudited)

After-Tax Returns (Unaudited)

The table on the following page presents returns for the Fund before and after taxes.  The after-tax returns are shown in two ways: (1) assuming that an investor paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all the shares at the end of each period.

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of the distributions (for 2007 35.0%) and hypothetical sales (for 2007 15.0%). These hypothetical transactions do not reflect the impact of state and local taxes.  Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  Such accounts are not subject to current taxes.

Finally keep in mind that a fund’s performance- whether before or after taxes –does not indicate how it will perform in the future.  .

Average Annual Total Returns (Unaudited)

				Since
Periods Ended December 31, 2007	1 Year	3 Years	5 Years	Inception*
Industry Leaders® Fund Class D
Return before Taxes	7.51%	10.19%	13.61%	5.24%
Return After Taxes on Distributions	5.25%	8.56%	12.19%	4.24%
Return After Taxes on Distributions and Sale of Fund Shares	3.41%	7.36%	10.68%	3.69%
Industry Leaders® Fund Class I
Return before Taxes	7.62%	10.24%	13.71%	5.42%
Return After Taxes on Distributions	5.36%	8.63%	12.27%	4.33%
Return After Taxes on Distributions and Sale of Fund Shares	3.48%	7.42%	10.75%	3.76%
S&P 500 Index(1)	5.49%	8.62%	12.82%	2.99%
Lipper Large Core Equity Fund Index(2)	6.63%	8.53%	11.55%	2.48%

				Since
				Inception**
Industry Leaders® Fund Class L
Return before Taxes	7.76%	10.59%	14.06%	8.94%
S&P 500 Index(1)	5.49%	8.62%	12.82%	6.13%
Lipper Large Core Equity Fund Index(2)	6.63%	8.53%	11.55%	5.38%

* Inception date 3/17/1999 Class D & I

** Inception date 11/30/2001 Class L

(1) The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The Index figures do not reflext deduction for fees, expenses or taxes.

(2) The Lipper Large Core Fund Index represents a basket of mutual funds and would represent performance that would be considered net of all expenses.

Industry Leaders® Fund

Schedule of Investments - June 30, 2008

Common Stocks - 99.99%

	Shares	Value
Information Economy - 17.04%

Hardware - 7.08%

Applied Materials, Inc.	3,970	75,787
Cisco Systems, Inc. (a)	17,510	407,283
Hewlett-Packard Company	10,905	482,110
Intel Corporation	20,310	436,259
International Business Machines Corporation	955	113,196
Total Hardware		1,514,635

Media - 2.87%

The Walt Disney Company	15,350	478,920
The McGraw-Hill Companies Inc.	980	39,318
Thomson Reuters Corporation	2,930	94,317
Total Media		612,555

Software - 2.81%

Microsoft Corporation	17,380	478,124
Oracle Corporation (a)	5,855	122,955
Total Software		601,079

Telecommunications - 4.28%

AT&T Inc.	14,560	490,526
Verizon Communications Inc.	12,010	425,154
Total Telecommunications		915,680

Total Information Economy		3,643,949

Manufacturing Economy - 35.85%

Consumer Goods - 7.15%

Archer Daniels Midland Company	12,620	425,925
Carnival Corporation	6,370	209,955
Coca-Cola Company	5,580	290,048
Nike Inc. - Class B	1,500	89,415
Procter & Gamble Company	6,750	410,467
The Estee Lauder Companies Inc.	620	28,799
VF Corporation	1,050	74,739
Total Consumer Goods		1,529,348

Energy - 10.75%

Apache Corporation	1,606	223,234
Chevron Corporation	4,868	482,565
ConocoPhillips Company	5,120	483,277
Exxon Mobil Corporation	5,508	485,420
Occidential Petroleum Corporation	2,400	215,664
Schlumberger Limited	3,820	410,383
Total Energy		2,300,543

See accompanying notes which are an integral part of the financial statements

	Shares	Value
Manufacturing Economy - continued

Industrial Materials - 14.94%

3M Company	2,830	196,940
Barrick Gold Corporation	3,990	181,545
Caterpillar Inc.	4,810	355,074
Emerson Electric Co.	4,010	198,295
General Dynamics Corporation	4,880	410,896
General Electric Company	18,255	487,226
Illinois Tool Works Inc.	1,610	76,491
Johnson Controls, Inc.	7,050	202,194
Leggett & Platt, Incorporated	3,020	50,645
Nucor Corporation	760	56,749
PACCAR Inc	2,310	96,627
Praxair, Inc.	1,650	155,496
The Dow Chemical Company	6,610	230,755
United Technologies Corporation	6,740	415,858
Vulcan Materials Co	1,350	80,703
Total Industrial Materials		3,195,494

Utilities - 3.01%

AGL Resources Inc	1,560	53,945
California Water Service Group	230	7,537
FPL Group, Inc.	1,460	95,747
Southern Company	13,920	486,086
Total Utilities		643,315

Total Manufacturing Economy		7,668,700

Service Economy - 47.10%

Business Services - 3.39%

Cintas Corporation	3,620	95,966
Fluor Corporation	330	61,406
Google Inc.	540	284,267
Omnicom Group Inc.	920	41,290
United Parcel Service of America, Inc. - Class B	3,955	243,114
Total Business Services		726,043

Consumer Services - 5.33%

Lowe’s Companies Inc.	7,760	161,020
McDonald’s Corporation	2,240	125,933
SYSCO Corporation	1,755	48,280
Target Corporation	1,730	80,428
Walgreen Company	7,690	250,002
Wal-Mart Stores Inc.	8,425	473,485
Total Consumer Services		1,139,148

See accompanying notes which are an integral part of the financial statements

	Shares	Value
Service Economy - continued

Financial Services - 28.23%

Allstate Insurance Company	3,035	138,366
American International Group, Inc.	18,115	479,323
Bank of America Corporation	19,810	472,865
Berkshire Hathaway Inc “B” (a)	121	485,452
Citigroup Inc.	28,721	481,364
Everest RE Group, Ltd.	1,270	101,232
JP Morgan Chase & Co.	13,932	478,007
Manulife Financial Corporation	3,380	117,320
MetLife Inc.	9,090	479,679
Morgan Stanley	7,730	278,821
The Goldman Sachs Group, Inc.	2,700	472,230
The Hartford Financial Services Group, Inc.	3,880	250,532
The Travelers Companies, Inc.	10,550	457,870
VISA Inc.	6,250	508,187
Wachovia Corporation	31,660	491,680
Wells Fargo & Co.	14,600	346,750
Total Financial Services		6,039,678

Healthcare Services - 10.15%

Amgen Inc. (a)	3,440	162,230
Merck & Co. Inc.	4,690	176,766
Pfizer Inc.	27,610	482,347
UnitedHealth Group Incorporated	13,998	367,447
Abbott Laboratories, Inc.	6,090	322,587
Johnson & Johnson	7,480	481,263
Wyeth	3,710	177,932
Total Healthcare Services		2,170,572

Total Service Economy		10,075,441

Total Common Stock - 99.99% (cost $23,171,911)		21,388,090

	Principal
	Amount
Money Market Securities - 0.08%

Fiduciary Money Market Fund, 1.50% (b) (Cost $16,957)	16,957	16,957

TOTAL INVESTMENTS - 100.07% (Cost $23,188,868)		21,405,047

LIABILITIES IN EXCESS OF OTHER ASSETS -0.07%		(15,124)

NET ASSETS - 100%		21,389,923

(a) Non-income producing

(b) Variable rate security; the coupon rate shown represents the rate at June 30, 2008
Sector breakdowns provided by Morningstar

See accompanying notes which are an integral part of the financial statements

Industry Leaders® Fund	June 30, 2008
Statement of Assets & Liabilities

Assets
Investment in Securities ($23,188,868)		$21,405,047
Cash		3,570
Dividends receivable		26,081
Receivable for fund shares sold		2,684
Receivable for investments sold		673,302
Total assets		22,110,684

Liabilities
Accrued investment advisory fee payable	8,638
Accrued administration fee payable	5,236
Payable for fund shares redeemed	6,756
Payable for investments purchased	700,131

Total liabilities		720,761

Net Assets		$21,389,923

Net Assets consist of:
Paid in capital		$22,606,246
Accumulated undistributed net investment income		187,463
Accumulated net realized gain on investments		380,035
Net unrealized depreciation on investments		(1,783,821)

Net Assets		$21,389,923

Class D:
Net Asset Value, offering price and redemption price per share ($2,504,063 / 241,547 shares)		$10.37

Class I:
Net Asset Value, offering price and redemption price per share ($10,507,966 / 1,021,716 shares)		$10.28

Class L:
Net Asset Value, offering price and redemption price per share ($8,377,894 / 793,622 shares)		$10.56

See accompanying notes which are an integral part of the financial statements

Industry Leaders® Fund

Statement of Operations for fiscal year ending June 30, 2008

Investment Income
Dividend income		$568,693
Interest income		1,007
Total Income		569,700

Expenses
Administration fee - Class D	$10,854
Administration fee - Class I	46,400
Administration fee - Class L	12,662
Investment advisory fee	111,632
Total operating expenses		181,548
Net Investment Income		388,152

Realized & Unrealized Gain (Loss)
Net realized gain on investment securities	1,163,378
Change in net unrealized appreciation (depreciation) on investment securities	(5,174,037)
Net gain (loss) on investment securities		(4,010,659)
Net decrease in net assets resulting from operations		$(3,622,507)

See accompanying notes which are an integral part of the financial statements

Industry Leaders® Fund

Statements of Changes in Net Assets

	Year ended	Year ended
	June 30,	June 30,
	2008	2007
Increase (Decrease) in Net Assets Operations
Net investment income	$388,152	$261,789
Net realized gain on investment securities	1,163,378	690,187
Net realized loss on options	—	(996)
Change in net unrealized appreciation (depreciation)	(5,174,037)	2,318,558
Net increase (decrease) in net assets resulting from operations	(3,622,507)	3,269,538
Distributions to shareholders
From net investment income
Class D	(35,992)	(24,116)
Class I	(151,632)	(66,923)
Class L	(149,398)	(34,417)
From net realized gain	(1,244,853)	(188,317)
Total distributions	(1,581,875)	(313,773)
Share Transactions - increase (decrease)
Class D
Purchased	—	—
Redeemed	(2)	(66,711)
Reinvested Dividends	178,666	54,741
Total Class D	178,664	(11,970)
Class I
Purchased	1,050,052	2,710,629
Redeemed	(1,063,675)	(293,720)
Reinvested Dividends	772,690	183,171
Total Class I	759,067	2,600,080
Class L
Purchased	416,268	6,811,375
Redeemed	(1,061,532)	(54,793)
Reinvested Dividends	630,519	75,862
Total Class L	(14,745)	6,832,444
Net increase in net assets resulting from share transactions	922,986	9,420,554
Total increase (decrease) in net assets	(4,281,396)	12,376,319

Net Assets
Beginning of period	25,671,319	13,295,000

End of period (including accumulated undistributed) net investment income of $187,463 and $136,333 respectively	$21,389,923	$25,671,319

See accompanying notes which are an integral part of the financial statements

Industry Leaders® Fund

Class D

Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$12.89	$10.94	$10.43	$10.15	$8.54
Income from investment operations
Net investment income (a)	0.18	0.15	0.13	0.14	0.10
Net realized and unrealized gain / (loss)	(1.91)	2.05	0.90	0.61	1.60
Total from investment operations	(1.73)	2.20	1.03	0.75	1.70
Distributions
Net investment income	(0.16)	(0.11)	(0.11)	(0.14)	(0.09)
Net realized gains	(0.63)	(0.14)	(0.39)	(0.33)	—
From return of capital	—	—	(0.02)	—	—
Total Distributions	(0.79)	(0.25)	(0.52)	(0.47)	(0.09)

Net asset value, end of period	$10.37	$12.89	$10.94	$10.43	$10.15

Total Return	(14.42)%	20.19%	10.08%	7.35%	19.92%

Ratios and Supplemental Data
Net assets, end of period (000)	$2,504	$2,928	$2,495	$2,261	$2,111
Ratio of expenses to average net assets after expense waiver	0.83%	0.82%	0.79%	0.79%	0.86%
Ratio of expenses to average net assets before expense waiver	0.83%	0.82%	0.79%	0.79%	0.95%
Ratio of net investment income to average net assets	1.47%	1.26%	1.22%	1.38%	1.00%
Portfolio turnover rate	85.70%	41.85%	36.67%	72.95%	63.87%

(a) Per share amounts were calculated using the average shares method

See accompanying notes which are an integral part of the financial statements

Industry Leaders® Fund

Class I

Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$12.79	$10.83	$10.33	$10.06	$8.46
Income from investment operations
Net investment income (a)	0.18	0.15	0.14	0.14	0.12
Net realized and unrealized gain / (loss)	(1.91)	2.03	0.88	0.61	1.59
Total from investment operations	(1.73)	2.18	1.02	0.75	1.71
Distributions
Net investment income	(0.15)	(0.08)	(0.11)	(0.15)	(0.11)
Net realized gains	(0.63)	(0.14)	(0.39)	(0.33)	—
From return of capital	—	—	(0.02)	—	—
Total Distributions	(0.78)	(0.22)	(0.52)	(0.48)	(0.11)

Net asset value, end of period	$10.28	$12.79	$10.83	$10.33	$10.06

Total Return	(14.50)%	20.20%	10.06%	7.36%	20.24%

Ratios and Supplemental Data
Net assets, end of period (000)	$10,508	$12,327	$8,116	$2,817	$2,714
Ratio of expenses to average net assets after expense waiver	0.83%	0.82%	0.79%	0.79%	0.64%
Ratio of expenses to average net assets before expense waiver	0.83%	0.82%	0.79%	0.79%	0.70%
Ratio of net investment income to average net assets	1.47%	1.25%	1.32%	1.38%	1.22%
Portfolio turnover rate	85.70%	41.85%	36.67%	72.95%	63.87%

(a) Per share amounts were calculated using the average shares method

See accompanying notes which are an integral part of the financial statements

Industry Leaders® Fund

Class L

Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$13.12	$11.10	$10.61	$10.31	$8.67
Income from investment operations
Net investment income (a)	0.21	0.19	0.18	0.19	0.14
Net realized and unrealized gain / (loss)	(1.94)	2.08	0.91	0.62	1.63
Total from investment operations	(1.73)	2.27	1.09	0.81	1.77
Distributions
Net investment income	(0.20)	(0.11)	(0.19)	(0.18)	(0.13)
Net realized gains	(0.63)	(0.14)	(0.39)	(0.33)	—
From return of capital	—	—	(0.02)	—	—
Total Distributions	(0.83)	(0.25)	(0.60)	(0.51)	(0.13)

Net asset value, end of period	$10.56	$13.12	$11.10	$10.61	$10.31

Total Return	(14.24)%	20.59%	10.49%	7.78%	20.54%

Ratios and Supplemental Data
Net assets, end of period (000)	$8,378	$10,416	$2,683	$2,672	$2,347
Ratio of expenses to average net assets	0.58%	0.55%	0.38%	0.38%	0.38%
Ratio of net investment income to average net assets	1.72%	1.49%	1.62%	1.79%	1.47%
Portfolio turnover rate	85.70%	41.85%	36.67%	72.95%	63.87%

(a) Per share amounts were calculated using the average shares method

See accompanying notes which are an integral part of the financial statements.

Industry Leaders® Fund

Notes to Financial Statements

June 30, 2008 – continued

NOTE 1. ORGANIZATION

Industry Leaders® Fund (the “Fund” or “Trust”) was organized as a Delaware statutory trust, on December 13, 1995 and commenced operations on March 17, 1999. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company. The Fund’s investment objective is to provide long-term capital appreciation. The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of separate series without par value.

The Fund is currently authorized to distribute three classes of shares, Class D, Class I, and Class L each of which has equal rights as to assets and voting privileges but may be subject to differing expenses (see Note 3). Income and realized/unrealized gains/losses are allocated to each class based on relative share balances.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation- The Fund’s investments are valued based on the last reported sales price on the day of valuation. When reliable market quotations are not readily available for any security, the value of that security will be based on its “fair value” by the committee (“Pricing Committee”) established by the Fund’s Procedures for Determining Net Asset Value. The members of the Pricing Committee are appointed by, and the Pricing Committee reports directly to, the Fund’s Board of Trustees. The fair valuation process is designed to value the subject security at the price the Fund would reasonably expect to receive upon its current sale. Fair value pricing may be employed, for example, if the value of a security held by the Fund has been materially affected by an event that occurs after the close of the market in which the security is traded, in the event of a trading halt in a security for which market quotations are normally available or with respect to securities that are deemed illiquid. When this fair value pricing method is employed, the prices of securities used in the daily computation of the Fund’s NAV per share may differ from quoted or published prices for the same securities. Additionally, security valuations determined in accordance with the fair value pricing method may not fluctuate on a daily basis, as would likely occur in the case of securities for which market quotations are readily available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued based on market quotations. During the annual period July 1, 2007 to June 30, 2008 and as of the balance sheet date of June 30, 2008 the Fund only held securities with readily available market quotations.

Industry Leaders® Fund

Notes to Financial Statements

June 30, 2008 – continued

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Options Writing- When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of unfavorable change in the price of the security underlying the written option.

Federal Income Taxes/Dividends and Distributions - The Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. This policy may cause multiple distributions during the course of the year, which are recorded on the ex-dividend date.

Effective December 31, 2007, the Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes,” a clarification of FASB Statement No. 109, “Accounting for Income Taxes.” FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. FIN 48 was applied to all open tax years as of the effective date. The adoption of FIN 48 has no impact on the Fund’s net assets or results of operations.

As of and during the year ended June 30, 2008, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by the U.S. federal tax authorities for the tax years before 2004.

FASB 157 –In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The provisions of SFAS No. 157 are effective for fiscal years beginning after November 15, 2007. SFAS No. 157 provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of SFAS No. 157 to the Fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of SFAS No. 157 on the Fund’s financial statements.

Estimates - Preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities (including accrued income, receivables and contingent liabilities and disclosure of contingent assets and liabilities) at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Industry Leaders® Fund

Notes to Financial Statements

June 30, 2008 – continued

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Other - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Accounting principles generally accepted in the United States of America require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid-in-capital and / or realized gains / losses.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains the Adviser to manage the Fund’s investments. The Adviser is organized as a Delaware limited liability company and its President and Portfolio Manager is Gerald P. Sullivan who is primarily responsible for the day-to-day management of the Fund’s portfolio.

Under the terms of the management agreement, between the Adviser and the Fund, the Adviser manages the Fund’s investments under the oversight of the Board of Trustees. For its services under this agreement, the Adviser is entitled to receive a fee of 0.45% of the average daily net assets of the Fund. For the annual period ending June 30, 2008, the Adviser received from the Fund a fee of $111,632 for investment management services.

The Adviser also provides certain administration services to the Fund pursuant to the terms of an administration agreement between the Fund and the Adviser and is entitled to receive a fee for its services based on the average net assets for each of the Fund’s classes of shares. For its services under this agreement, the Adviser is entitled to receive a fee of 0.38% of the average daily net assets of Class D and I Shares. The Adviser is entitled to receive a fee of 0.13% of the average daily net assets of Class L Shares. For the annual period ending June 30, 2008, the Adviser received from the Fund a fee of $69,916 for administration services.

Other than as set forth above, the Adviser pays all of the other expenses of the Fund except expenses associated with the purchase and sale of portfolio securities. Certain officers of the Fund are also officers of the Adviser and shareholders of the Fund.

Industry Leaders® Fund has adopted a Distribution and Service Plan (the “Plan”) on September 27, 2006, in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended, on behalf of the Class D, I and L shares of the Fund. The purpose of the Plan is to allow the Adviser to use its revenues generated by the Fund, including management and administration fee paid to it by the Fund, as well as its past profits or other resources, to make payments to third parties with respect to any expenses incurred in connection with the distribution of the Fund’s shares.

Industry Leaders® Fund

Notes to Financial Statements

June 30, 2008 – continued

NOTE 4. SHARE TRANSACTIONS

As of June 30, 2008, the Fund was authorized to issue an unlimited number of shares of beneficial interest of separate series without par value. Paid in capital on June 30, 2008 was $22,606,246.

Transactions in shares were as follows:

	Year ended		Year ended
	June 30, 2008		June 30, 2007
	Shares	Dollars	Shares	Dollars
Class D:
Shares Sold	—	—	—	—
Shares issued in reinvestment of dividend	14,467	178,666	4,476	54,741
Shares Redeemed	—	(2)	(5,456)	(66,711)
Total	14,467	$178,664	(980)	$(11,970)

	Year ended		Year ended
	June 30, 2008		June 30, 2007
	Shares	Dollars	Shares	Dollars
Class I:
Shares Sold	83,929	1,050,052	223,624	2,710,629
Shares issued in reinvestment of dividend	63,077	772,690	15,088	183,171
Shares Redeemed	(88,986)	(1,063,675)	(24,284)	(293,720)
Total	58,020	$759,067	214,428	$2,600,080

	Year ended		Year ended
	June 30, 2008		June 30, 2007
	Shares	Dollars	Shares	Dollars
Class L:
Shares Sold	32,256	416,268	550,406	6,811,375
Shares issued in reinvestment of dividend	50,201	630,519	6,103	75,862
Shares Redeemed	(82,826)	(1,061,532)	(4,154)	(54,793)
Total	(369)	$(14,745)	552,355	$6,832,444

NOTE 5. INVESTMENTS

For the year ending June 30, 2008, purchases and sales of investment securities, other than short-term investments, aggregated $21,211,641 and $21,460,769, respectively. As of June 30, 2008, the gross unrealized appreciation for all securities on a tax basis totaled $2,217,698 and the gross unrealized depreciation for all securities totaled $4,006,424 for a net unrealized depreciation of $1,788,726 on a tax basis. The aggregate cost of securities for federal income tax purposes at June 30, 2008, was $23,193,773. The difference between book cost of securities and tax cost of securities is due to wash sales of $4,905.

Industry Leaders® Fund

Notes to Financial Statements

June 30, 2008 – continued

NOTE 6. RELATED PARTY TRANSACTIONS

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2008, National Financial Services LLC owns 80.3% of the Fund for the exclusive benefit of their account holders.

NOTE 7. DISTRIBUTABLE EARNINGS

The tax character of distributions paid during fiscal years 2008 and 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary Income	$337,022	$125,456
Long-Term Capital Gain	733,082	188,317
Short-Term Capital Gain	511,771	0
	$1,581,875	$313,773

As of June 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$275,005
Undistributed Long-Term Capital Gain	297,398
Unrealized Depreciation	(1,788,726)
$1,216,323

The difference between book basis and tax basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of $4,905 of wash sales.

Cohen Fund Audit Services, Ltd. 800 Westpoint Pkwy., Suite 1100 Westlake, OH 44145-1524 www.cohenfund.com	440.835.8500 440.835.1093 fax

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and

Board of Trustees of

Industry Leaders® Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Industry Leaders® Fund (the “Fund”) as of June 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2008 by correspondence with the Fund’s custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Industry Leaders® Fund as of June 30, 2008 and the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

August 26, 2008

Registered with the Public Company Accounting Oversight Board

Industry Leaders® Fund

Additional Information

June 30, 2008 (unaudited)

Independent Trustees

Name, Address, and Age	Position(s) Held with Trust	Term of Office Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee*

Richard Wellbrock** 104 Summit Ave PO Box 80 Summit, NJ 07902-0080 Born: 6/24/1937	Chairman of the Board of Trustees and Trustee	Indefinite; Since April 12, 2004	Chairman of the Hilltop Community Bank in Summit, NJ; Vice-Chairman of the Raritan Valley Community College; Chairman of the New Jersey Council of Community Colleges; Private Real Estate Investor.	N/A – Only one portfolio in “Fund Complex”	None

Chris Landsberg 104 Summit Ave PO Box 80 Summit, NJ 07902-0080 Born: 12/9/1960	Trustee,	Indefinite; Since May 20, 2004	Vice President, GFI Group, Inc. (inter-bank broker)	N/A – Only one portfolio in “Fund Complex”	None

Brendan Sachtjen 104 Summit Ave PO Box 80 Summit, NJ 07902-0080 Born: 12/28/1959	Trustee	Indefinite; Since April 12, 2004	Senior Vice President, Webster Bank; Senior Vice President, Independence Community Bank; Senior Vice President, KeyBank	N/A – Only one portfolio in “Fund Complex”	None

Peter P. Schaffer 104 Summit Ave PO Box 80 Summit, NJ 07902-0080 Born: 5/15/1962	Trustee	Indefinite; Since May 20, 2004	Vice President, Finance, AT&T Finance	N/A – Only one portfolio in “Fund Complex”	None

Robert Wellbrock** 104 Summit Ave PO Box 80 Summit, NJ 07902-0080 Born: 10/28/1946	Trustee	Indefinite; Since May 20, 2004	Private Real Estate Investor; Member of the Graduate School Tax Faculty, Fairleigh Dickenson University; Financial Officer, Vemics, Inc. (computer software company)	N/A – Only one portfolio in “Fund Complex”	None

*	The information in this column only relates to directorships in companies required to file certain reports with the SEC under the various federal securities laws.
**	Richard Wellbrock and Robert Wellbrock are brothers.

Name, Address, and Age	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen

Gerald P. Sullivan, PO Box 80 Summit, NJ 07902-0080 Born: 9/12/60	President, Chief Executive Officer, Chief Compliance Officer and Chief Financial Officer	Chief Investment Officer Claremont® Investment Partners, LLC Partner Roadhouse Group, LLC	N/A – Only one portfolio in “Fund Complex”

Laura M. Sullivan PO Box 80 Summit, NJ 07902-0080 Born: 1/14/63	Secretary	Executive Vice President, Claremont® Investment Partners, LLC, Partner Roadhouse Group, LLC	N/A – Only one portfolio in “Fund Complex”

SECURITY PROXY VOTING (Unaudited)

The Fund’s policy is to vote its proxies in accordance with the recommendations of management. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling (866) 459-2772 and on the SEC’s website at http://www.SEC.gov.

PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at (866) 459-2772 and on the Commission’s’ website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 800-SEC-0330.

ITEM 2. CODE OF ETHICS.

Industry Leaders® Fund (the “Fund”) has adopted a code of ethics that applies to the Fund’s principal executive officer and principal financial officer.  The Fund has not made any amendments to its code of ethics during the covered period.  The Fund has not granted any waivers from any provisions of the code of ethics during the covered period.   The Fund undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the Fund at 1-908-273-5440

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Board of Trustees (the “Trustees”) has determined that Robert Wellbrock is the audit committee financial expert, as defined in Item 3 of Form N-CSR.  Serving on its Audit Committee along with Mr. Wellbrock is Peter P. Schaffer. The members of the Audit Committee are independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT AND NON-AUDIT FEES

The SEC’s auditor independence rules require the Audit Committee of the Fund to pre-approve (a) all audit and permissible non-audit services provided by the Fund’s independent accountants directly to the Fund and (b) those permissible non-audit services provided by the Fund’s independent accountants to the Fund’s investment adviser and any entity controlling, controlled by or under common control with the Fund’s investment adviser that provides ongoing services to the Fund (the “Affiliated Service Providers”), if the services relate directly to the operations and financial reporting of the Fund. The tables below set forth for the Fund’s fiscal years ended June 30, 2007 and June 30, 2008, respectively, (i) the fees billed by the Fund’s independent accountants for all audit and non-audit services provided directly to the Fund; (ii) the fees billed by the Fund’s independent accountants for non-audit services provided to the Fund’s Affiliated Service Providers for which pre-approval by the Audit Committee was required; and (iii) the aggregate fees billed by the Fund’s independent accountants for non-audit services provided to the Fund and its Affiliated Service Providers.  During those periods, the Fund’s independent accountants did not provide any non-audit services to the Fund’s Affiliated Service Providers.

Fees for audit and non-audit services provided directly to the Fund:

Audit fees: This category includes fees generated by all services performed to comply with generally accepted auditing standards.  Certain services, such as tax services and accounting consultations, may not be billed as audit services.  An appropriate allocation of fees for those services may be included in this category, however, to the extent that such services are necessary to comply with generally accepted auditing standards.

Audit-related fees.  This category includes fees generated by assurance and related services that are traditionally performed by the auditor.  These services include employee benefit plan audits, due diligence related mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation, and consultation concerning financial accounting and reporting standards.

Tax fees.  This category includes fees for all services performed by professional staff in the auditor’s tax division, except those services related to the audit.  Companies should disclose fees for tax compliance, tax planning and tax advice in this category.

All other fees.  This category will remain unchanged form that under the current proxy rules, except that fees, if any, generated by financial information systems implementation and design services will be discussed in this category.  As described in a separate SEC Update new rules have included “financial information systems implementation and design” services among the non-audit services that auditors are prohibited from providing to their audit clients.  As a result, the new rules have eliminated the corresponding disclosure category for these services.

	AUDIT FEES	AUDIT-RELATED FEES($)	TAX FEES	ALL OTHER FEES
Fiscal Year Ended June 30, 2007	$23,900	$0	$2,000	$0
Fiscal Year Ended June 30, 2008	$23,200	$0	$2,500	$0

Fees for non-audit services provided to the Fund’s Affiliated Service Providers for which pre-approval by the Audit Committee was required:

	AUDIT FEES	AUDIT-RELATED FEES($)	TAX FEES	ALL OTHER FEES

Fiscal Year Ended June 30, 2007	$0	$0	$0	$0

Fiscal Year Ended June 30, 2008	$0	$0	$0	$0

Aggregate non-audit fees for services provided to the Fund and its Affiliated Service Providers, regardless of whether pre-approval was required.

AGGREGATE NON-AUDIT FEES($)

Fiscal Year Ended June 30, 2007	$0

Fiscal Year Ended June 30, 2008	$0

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

Audit, audit-related and tax compliance services provided to the Fund on an annual basis require pre-approval by the Fund’s Audit Committee.  The Audit Committee pre-approves these services on a case-by-case basis. As noted above, the Audit Committee also must approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Any individual project that does not exceed $15,000 may be pre-approved by the chair of the Audit Committee. Any proposed services exceeding that cost level requires specific pre-approval by the Audit Committee.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Form N-CSR disclosure requirement not applicable to the Fund.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments included in Annual Report filed in response to Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Form N-CSR disclosure requirement not applicable to the Fund.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Form N-CSR disclosure requirement not applicable to the Fund.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Form N-CSR disclosure requirement not applicable to the Fund.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-2(c) under the Act), the President and Treasurer of the Fund have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Fund is accumulated and communicated to the Fund’s management to allow timely decisions regarding required disclosure.

(b) There has been no  change in the Fund’s internal control over financial reporting (as defined in Rule  30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) The certifications required by Rule 30a-2 under the Act, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Act, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Fund) The Industry Leaders® Fund

By (Signature and Title)	/s/ Gerald P. Sullivan
Gerald P. Sullivan, President

Date	September 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Act, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gerald P. Sullivan
Gerald P. Sullivan, President

Date	September 8, 2008

By (Signature and Title)	/s/ Gerald P. Sullivan
Gerald P. Sullivan, Treasurer

Date	September 8, 2007

* Print the name and title of each signing officer under his or her signature.